EXHIBIT 99.1

Home BancShares, Inc. Announces Second Quarter 2008 Earnings

CONWAY, Ark., July 17, 2008 (PRIME NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced second quarter earnings of $5.7 million, or $0.30 diluted earnings per share for the quarter ended June 30, 2008, compared to earnings of $5.1 million, or $0.29 diluted earnings per share for the same period in 2007. This represents a $593,000, or 11.7% increase in the 2008 earnings over 2007.

For the six months ended June 30, 2008, net income totaled $12.9 million, a 31.7% increase over net income of $9.8 million for the first six months of 2007. Diluted earnings per share for the first six months of 2008 were $0.69, compared to $0.56 for the comparable period in 2007, an increase of $0.13 per share or 23.2%.

Because acquisitions are both a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.32 and $0.30 for the second quarter of 2008 and 2007, respectively. Cash diluted earnings per share for the first six months of 2008 were $0.72, compared to $0.59 for the comparable period in 2007, an increase of $0.13 per share.

"Excluding the impairment write-down, we were able to report strong improvements in earnings combined with solid loan growth this quarter," said John Allison, Chairman and Chief Executive Officer. "With the improvements in our core earnings, growth in loans and an improved net interest margin, we are pleased with our financial performance during the second quarter of 2008."

Operating Highlights

Net interest income for the second quarter of 2008 increased 29.8% to $21.7 million compared to $16.7 million for the second quarter of 2007. Net interest margin, on a fully taxable equivalent basis, was 3.89% in the quarter just ended compared to 3.51% in the second quarter of 2007, an increase of 38 basis points. The Company's second quarter 2008 net interest margin of 3.89% reflected an increase of 11 basis points from 3.78% in the first quarter of 2008. The Company's strong loan growth which was funded by run off in the investment portfolio and deposit growth combined with improved pricing on our deposits allowed the Company to improve net interest margin.

Net interest income for the six months ended June 30, 2008 increased 29.8% to $42.6 million compared to $32.8 million for the six months ended June 30, 2007. The Company's net interest margin, on a fully taxable equivalent basis, for the six months ended June 30, 2008 was 3.83%, an increase of 36 basis points from 3.47% for the comparable period in 2007.

During the second quarter of 2008, the Company became aware that one of its investment securities had become other than temporarily impaired. As a result of this impairment the security was written-down by $2.1 million or $0.07 diluted earnings per share for the second quarter of 2008. This investment security is a pool of various other bank holding companies' subordinated debentures throughout the country. The Company has only two securities of this nature with a remaining balance of $3.9 million which was put on non-accrual at June 30, 2008. The Company will continue to monitor its investments in these subordinated debentures and make additional write-downs if appropriate.

Non-interest income for the second quarter of 2008 was $5.7 million compared with $6.6 million for the second quarter of 2007, a 13.9% decrease. The decrease in non-interest income is the result of the $2.1 million impairment on the investment security noted above. Excluding this write-down, non-interest income for the second quarter of 2008 would have been $7.7 million or an increase of $1.2 million or 17.5%. Non-interest income excluding the $2.1 million security write-down and the $6.1 million gain on sale of our equity investment in White River Bancshares for the six months ended June 30, 2008 was $15.2 million compared to $12.8 million for the six months ended June 30, 2008, a 18.6% increase. The recurring improvements are the result of various items including our acquisition of Centennial Bancshares on January 1, 2008, organic growth from service charges on deposits and other service charges and fees.

Non-interest expense for the second quarter of 2008 was $18.5 million compared with $15.5 million for the second quarter of 2007, an increase of 19.3%. Non-interest expense for the six months ended June 30, 2008 was $37.2 million compared to $30.3 million for the six months ended June 30, 2008, a 22.9% increase. The increase is primarily the result of our acquisition of Centennial Bancshares on January 1, 2008, de novo expansion, additional costs associated with our efficiency study and the normal increased cost of doing business.

Financial Condition

Total loans were $1.95 billion at June 30, 2008 compared to $1.53 billion at June 30, 2007, an increase of 28.0%. Total deposits were $1.90 billion at June 30, 2008 compared to $1.64 billion at June 30, 2007, an increase of 15.8%. Total assets were $2.61 billion at June 30, 2008, a 16.6% increase from $2.24 billion at June 30, 2007.

Nonperforming loans as a percent of total loans were 0.63% as of June 30, 2008 compared to 1.25% as of June 30, 2007. Nonperforming assets as a percent of total assets were 0.82% as of June 30, 2008 compared to 0.86% as of June 30, 2007.

The Company's allowance for loan losses was $36.6 million at June 30, 2008, or 1.87% of total loans, compared to $28.1 million, or 1.84% of total loans, at June 30, 2007. As of June 30, 2008, the Company's allowance for loan losses equaled 299% of its total nonperforming loans compared to 147% as of June 30, 2007.

Stockholders' equity was $287.9 million at June 30, 2008 compared to $238.4 million at June 30, 2007, an increase of 20.8%. Book value per common share was $15.69 at June 30, 2008 compared to $13.83 at June 30, 2007, a 13.4% increase.

Branch Expansion

During 2008, the Company opened Arkansas branch locations in Morrilton and Cabot. Presently, the Company is evaluating additional opportunities but has no firm commitments for any additional de novo branch locations.

Charter Consolidation

Management of Home BancShares, Inc. has approved the combining of all of the Company's individually charted banks into one charter. This decision is based in part on the Company's continuing efforts to improve efficiency and the results of a study conducted for the Company by the Metavante Corporation. Assuming regulatory approvals are received, the Company anticipates the consolidation will be completed in the next twelve months. The Company remains committed to its community banking philosophy and will continue to rely on local management and boards of directors.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, July 17, 2008. Interested parties can listen to this call by calling 1-800-860-2442 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 420924, which will be available until July 25, 2008 at 9:00 a.m. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in the Company's Form 10-K filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas, with six wholly owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Three of the bank subsidiaries are located in the central Arkansas market area, a fourth serves central and southern Arkansas, a fifth serves Stone County in north central Arkansas, and a sixth serves the Florida Keys and southwestern Florida. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB".

                         Home BancShares, Inc.
               Consolidated End of Period Balance Sheets
                              (Unaudited)

                 Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,
 (In thousands)    2008       2008       2007       2007       2007
 -------------- ---------- ---------- ---------- ---------- ----------
    ASSETS
    ------
 Cash and due
  from banks    $   60,915 $   53,862 $   51,468 $   46,471 $   51,110
 Interest-
  bearing
  deposits
  with other
  banks              4,845      5,828      3,553      2,573      2,431
                ---------- ---------- ---------- ---------- ----------
   Cash and
    cash
    equivalents     65,760     59,690     55,021     49,044     53,541
 Federal funds
  sold               7,436     37,331         76     11,145     10,182
 Investment
  securities -
  available
  for sale         383,285    403,755    430,399    447,826    458,782
 Loans
  receivable     1,951,272  1,866,969  1,606,994  1,560,374  1,525,013
 Allowance
  for loan
  losses           (36,563)   (37,075)   (29,406)   (28,636)   (28,112)
                ---------- ---------- ---------- ---------- ----------
   Loans
    receivable,
    net          1,914,709  1,829,894  1,577,588  1,531,738  1,496,901
 Bank premises
  and equipment,
  net               70,745     71,155     67,702     66,770     64,656
 Foreclosed
  assets held
  for sale           5,284      5,097      5,083      4,915        182
 Cash value of
  life insurance    49,189     48,678     48,093     47,468     46,862
 Investments in
  unconsolidated
  affiliates         1,424      1,424     15,084     14,982     14,836
 Accrued
  interest
  receivable        13,962     14,649     14,321     15,186     14,847
 Deferred tax
  asset, net        12,420     10,583      9,163      9,499     11,023
 Goodwill           49,849     49,849     37,527     37,527     37,527
 Core deposit
  and other
  intangibles        7,471      7,934      7,702      8,141      8,580
 Mortgage
  servicing
  rights             2,186      2,333         --         --         --
 Other assets       27,899     28,773     23,871     23,431     22,002
                ---------- ---------- ---------- ---------- ----------
   Total
    assets      $2,611,619 $2,571,145 $2,291,630 $2,267,672 $2,239,921
                ========== ========== ========== ========== ==========

  LIABILITIES
     AND
 STOCKHOLDERS'
    EQUITY
 -------------
 Liabilities
 Deposits:
   Demand
    and non-
    interest-
    bearing     $  248,036 $  255,532 $  211,993 $  217,666 $  224,675
   Savings and
    interest-
    bearing
    transaction
    accounts       722,877    687,252    582,477    569,797    612,853
   Time deposits   930,890    911,954    797,736    811,108    805,485
                ---------- ---------- ---------- ---------- ----------
     Total
      deposits   1,901,803  1,854,738  1,592,206  1,598,571  1,643,013
 Federal funds
  purchased          8,485         --     16,407      8,690         --
 Securities
  sold under
  agreements
  to repurchase    116,865    114,589    120,572    131,007    127,392
 FHLB borrowed
  funds            238,551    249,848    251,750    226,028    175,455
 Accrued
  interest
  payable
  and other
  liabilities       10,440     17,936     13,067     12,204     11,061
 Subordinated
  debentures        47,620     47,643     44,572     44,595     44,618
                ---------- ---------- ---------- ---------- ----------
   Total
    liabilities  2,323,764  2,284,754  2,038,574  2,021,095  2,001,539
                ---------- ---------- ---------- ---------- ----------

 Stockholders'
  equity
 Common stock          183        183        173        172        172
 Capital
  surplus          220,248    220,052    195,649    195,429    195,257
 Retained
  earnings          70,220     65,575     59,489     54,871     50,333
 Accumulated
  other
  comprehensive
  gain (loss)       (2,796)       581     (2,255)    (3,895)    (7,380)
                ---------- ---------- ---------- ---------- ----------
   Total stock-
    holders'
    equity         287,855    286,391    253,056    246,577    238,382
                ---------- ---------- ---------- ---------- ----------
   Total
    liabilities
    and
    stock-
    holders'
    equity      $2,611,619 $2,571,145 $2,291,630 $2,267,672 $2,239,921
                ========== ========== ========== ========== ==========

                         Home BancShares, Inc.
                   Consolidated Statements of Income
                              (Unaudited)

                                          Quarter Ended
                           -------------------------------------------
                          Jun. 30, Mar. 31, Dec. 31, Sep. 30, Jun. 30,
 (In thousands)             2008     2008     2007     2007     2007
 ------------------------  -------  -------  -------  -------  -------
 Interest income
   Loans                   $32,209  $33,245  $30,887  $31,116  $29,776
   Investment securities
     Taxable                 2,996    3,762    4,011    4,133    4,273
     Tax-exempt              1,199    1,168    1,093    1,043    1,025
   Deposits - other banks       37       55       34       53       30
   Federal funds sold           99      166       31       36       40
                           -------  -------  -------  -------  -------

 Total interest income      36,540   38,396   36,056   36,381   35,144
                           -------  -------  -------  -------  -------

 Interest expense
   Interest on deposits     11,619   13,522   13,592   14,416   14,091
   Federal funds purchased      20       69      170      194      247
   FHLB borrowed funds       2,059    2,575    2,712    2,426    2,033
   Securities sold under
    agreements to
    repurchase                 367      588      974    1,267    1,281
   Subordinated debentures     734      811      748      758      747
                           -------  -------  -------  -------  -------

 Total interest expense     14,799   17,565   18,196   19,061   18,399
                           -------  -------  -------  -------  -------

 Net interest income        21,741   20,831   17,860   17,320   16,745
   Provision for loan
    losses                     704    4,809    1,195      547      680
                           -------  -------  -------  -------  -------
 Net interest income
  after provision for
  loan losses               21,037   16,022   16,665   16,773   16,065
                           -------  -------  -------  -------  -------

 Non-interest income
   Service charges on
    deposit accounts         3,352    3,097    3,129    2,816    2,669
   Other service charges
    and fees                 1,849    1,763    1,294    1,342    1,334
   Data processing fees        225      210      165      192      209
   Mortgage lending income     606      632      385      451      478
   Mortgage servicing
    income                     217      231       --       --       --
   Insurance commissions       184      272      149      153      171
   Income from title
    services                   189      168      138      181      238
   Increase in cash value
    of life insurance          513      585      626      607      617
   Dividends from FHLB,
    FRB & bankers' bank        227      281      259      218      207
   Equity in earnings of
    unconsolidated
    affiliate                   --      102       37       47      (56)
   Gain on sale of equity
    investment                  --    6,102       --       --       --
   Gain on sale of SBA
    loans                       --      101       --       --      170
   Gain (loss) on sale
    of premises & equip,
    net                         --       (2)     (14)     (31)     167
   Gain (loss) on OREO,
    net                        (50)    (380)      54       87       73
   Gain (loss) on
    securities, net         (2,067)      --       --       --       --
   Other income                422      372      432      249      306
                           -------  -------  -------  -------  -------

 Total non-interest income   5,667   13,534    6,654    6,312    6,583
                           -------  -------  -------  -------  -------

 Non-interest expense
   Salaries and employee
    benefits                 8,931    9,278    7,560    7,739    7,757
   Occupancy and equipment   2,726    2,702    2,461    2,446    2,342
   Data processing expense     833      786      690      644      670
   Other operating expenses  6,007    5,917    4,967    4,770    4,748
                           -------  -------  -------  -------  -------

 Total non-interest
  expense                   18,497   18,683   15,678   15,599   15,517
                           -------  -------  -------  -------  -------

 Income before income
  taxes                      8,207   10,873    7,641    7,486    7,131
   Income tax expense        2,553    3,595    2,246    2,258    2,070
                           -------  -------  -------  -------  -------
 Net income                $ 5,654  $ 7,278  $ 5,395  $ 5,228  $ 5,061
                           =======  =======  =======  =======  =======

                                                      Six Months Ended
                                                      ----------------
                                                     Jun. 30, Jun. 30,
 (In thousands)                                        2008     2007
 ---------------------------------------------------  -------  -------
 Interest income
   Loans                                              $65,454  $58,064
   Investment securities
     Taxable                                            6,758    8,859
     Tax-exempt                                         2,367    2,051
   Deposits - other banks                                  92       79
   Federal funds sold                                     265      275
                                                      -------  -------

 Total interest income                                 74,936   69,328
                                                      -------  -------

 Interest expense
   Interest on deposits                                25,141   28,224
   Federal funds purchased                                 89      452
   FHLB borrowed funds                                  4,634    3,844
   Securities sold under agreements to repurchase         955    2,505
   Subordinated debentures                              1,545    1,496
                                                      -------  -------

 Total interest expense                                32,364   36,521
                                                      -------  -------

 Net interest income                                   42,572   32,807
   Provision for loan losses                            5,513    1,500
                                                      -------  -------
 Net interest income after provision for
  loan losses                                          37,059   31,307
                                                      -------  -------

 Non-interest income
   Service charges on deposit accounts                  6,449    5,257
   Other service charges and fees                       3,612    2,834
   Data processing fees                                   435      427
   Mortgage lending income                              1,238      826
   Mortgage servicing income                              448       --
   Insurance commissions                                  456      460
   Income from title services                             357      394
   Increase in cash value of life insurance             1,098    1,215
   Dividends from FHLB, FRB & bankers' bank               508      434
   Equity in earnings of unconsolidated affiliate         102     (170)
   Gain on sale of equity investment                    6,102       --
   Gain on sale of SBA loans                              101      170
   Gain (loss) on sale of premises & equip, net            (2)     181
   Gain (loss) on OREO, net                              (430)     110
   Gain (loss) on securities, net                      (2,067)      --
   Other income                                           794      650
                                                      -------  -------

 Total non-interest income                             19,201   12,788
                                                      -------  -------

 Non-interest expense
   Salaries and employee benefits                      18,209   15,197
   Occupancy and equipment                              5,428    4,552
   Data processing expense                              1,619    1,314
   Other operating expenses                            11,924    9,195
                                                      -------  -------

 Total non-interest expense                            37,180   30,258
                                                      -------  -------

 Income before income taxes                            19,080   13,837
   Income tax expense                                   6,148    4,015
                                                      -------  -------
 Net income                                           $12,932  $ 9,822
                                                      =======  =======

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

                                            Quarter Ended
 (Dollars and shares in    -------------------------------------------
  thousands, except per   Jun. 30, Mar. 31, Dec. 31, Sep. 30, Jun. 30,
  share data)               2008     2008     2007     2007     2007
 ------------------------  -------  -------  -------  -------  -------
    PER SHARE DATA
    --------------
 Diluted earnings per
  share                    $  0.30  $  0.39  $  0.31  $  0.30  $  0.29
 Diluted cash earnings
  per share                   0.32     0.40     0.33     0.31     0.30
 Basic earnings per share     0.31     0.40     0.32     0.30     0.29
 Dividends per share -
  common                     0.055    0.050    0.045    0.040    0.035
 Book value per common
  share                      15.69    15.62    14.67    14.30    13.83
 Tangible book value per
  common share               12.57    12.47    12.05    11.65    11.15

   STOCK INFORMATION
   -----------------
 Average common shares
  outstanding               18,343   18,335   17,246   17,239   17,235
 Average diluted shares
  outstanding               18,794   18,792   17,538   17,537   17,544
 End of period common
  shares outstanding        18,343   18,337   17,250   17,243   17,238

 ANNUALIZED PERFORMANCE
        RATIOS
 ----------------------
 Return on average assets     0.89%    1.15%    0.94%    0.92%    0.92%
 Cash return on average
  assets                      0.95%    1.22%    1.01%    0.99%    0.99%
 Return on average equity     7.91%   10.35%    8.56%    8.60%    8.52%
 Cash return on average
  tangible equity            10.38%   13.53%   10.98%   11.16%   11.14%
 Efficiency ratio            64.04%   51.94%   60.54%   62.47%   62.95%
 Net interest margin - FTE    3.89%    3.78%    3.61%    3.55%    3.51%
 Fully taxable equivalent
  adjustment                   752      716      659      634      623

   RECONCILIATION OF
     CASH EARNINGS
   -----------------
 GAAP net income           $ 5,654  $ 7,278  $ 5,395  $ 5,228  $ 5,061
 Intangible amortization
  after-tax                    280      282      267      267      267
                           -------  -------  -------  -------  -------
 Cash earnings             $ 5,934  $ 7,560  $ 5,662  $ 5,495  $ 5,328
                           =======  =======  =======  =======  =======

 GAAP diluted earnings
  per share                $  0.30  $  0.39  $  0.31  $  0.30  $  0.29
 Intangible amortization
  after-tax                   0.02     0.01     0.02     0.01     0.01
                           -------  -------  -------  -------  -------
 Diluted cash earnings
  per share                $  0.32  $  0.40  $  0.33  $  0.31  $  0.30
                           =======  =======  =======  =======  =======

 OTHER OPERATING EXPENSES
 ------------------------
 Advertising               $   691  $   614  $   836  $   646  $   580
 Amortization of
  intangibles                  463      462      439      439      439
 Amortization of
  mortgage servicing
  rights                       147      147       --       --       --
 Electronic banking
  expense                      823      752      556      618      655
 Directors' fees               231      231      226      225      218
 Due from bank service
  charges                       82       62       52       55       51
 FDIC and state assessment     356      315      259      266      231
 Insurance                     235      228      218      211      228
 Legal and accounting          316      280      276      308      303
 Mortgage servicing
  expense                       74       87       --       --       --
 Other professional fees       444      833      317      201      214
 Operating supplies            245      244      289      241      227
 Postage                       188      180      165      163      171
 Telephone                     233      231      263      227      233
 Other expense               1,479    1,251    1,071    1,170    1,198
                           -------  -------  -------  -------  -------

   Total other
    operating expenses     $ 6,007  $ 5,917  $ 4,967  $ 4,770  $ 4,748
                           =======  =======  =======  =======  =======

                                                      Six Months Ended
                                                      ----------------
  (Dollars and shares in thousands,                  Jun. 30, Jun. 30,
   except per share data)                              2008     2007
                                                      -------  -------
       PER SHARE DATA
       --------------
  Diluted earnings per share                          $  0.69  $  0.56
  Diluted cash earnings per share                        0.72     0.59
  Basic earnings per share                               0.71     0.57
  Dividends per share - common                          0.105    0.060
  Book value per common share                           15.69    13.83
  Tangible book value per common share                  12.57    11.15

      STOCK INFORMATION
      -----------------
  Average common shares outstanding                    18,339   17,227
  Average diluted shares outstanding                   18,796   17,516
  End of period common shares outstanding              18,343   17,238

   ANNUALIZED PERFORMANCE RATIOS
   -----------------------------
  Return on average assets                               1.02%    0.90%
  Cash return on average assets                          1.08%    0.97%
  Return on average equity                               9.12%    8.41%
  Cash return on average tangible equity                11.94%   11.05%
  Efficiency ratio                                      57.33%   62.74%
  Net interest margin - FTE                              3.83%    3.47%
  Fully taxable equivalent adjustment                   1,468    1,233

   RECONCILIATION OF CASH EARNINGS
   -------------------------------
  GAAP net income                                     $12,932  $ 9,822
  Intangible amortization after-tax                       562      534
                                                      -------  -------
  Cash earnings                                       $13,494  $10,356
                                                      =======  =======

  GAAP diluted earnings per share                     $  0.69  $  0.56
  Intangible amortization after-tax                      0.03     0.03
                                                      -------  -------
  Diluted cash earnings per share                     $  0.72  $  0.59
                                                      =======  =======

     OTHER OPERATING EXPENSES
     ------------------------
  Advertising                                         $ 1,305  $ 1,209
  Amortization of intangibles                             925      878
  Amortization of mortgage servicing rights               294       --
  Electronic banking expense                            1,575    1,185
  Directors' fees                                         462      392
  Due from bank service charges                           144      107
  FDIC and state assessment                               671      491
  Insurance                                               463      472
  Legal and accounting                                    596      622
  Mortgage servicing expense                              161       --
  Other professional fees                               1,277      384
  Operating supplies                                      489      453
  Postage                                                 368      335
  Telephone                                               464      461
  Other expense                                         2,730    2,206
                                                      -------  -------

    Total other operating expenses                    $11,924  $ 9,195
                                                      =======  =======

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

 (Dollars in     Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,
  thousands)       2008       2008       2007       2007       2007
 -------------  ---------- ---------- ---------- ---------- ----------
 LOAN BALANCES
 -------------
 Real estate
   Commercial
    real estate
    loans
     Non-farm/
      non-resid-
      ential    $  787,824 $  765,881 $  607,638 $  590,083 $  555,466
     Construct-
      ion/land
      development  353,415    341,442    367,422    365,236    368,632
     Agricultural   24,033     24,739     22,605     22,432     32,235
   Residential
    real estate
    loans
     Residential
      1-4 family   365,577    343,475    259,975    251,057    240,003
     Multifamily
      residential   74,065     73,220     45,428     38,528     37,559
                ---------- ---------- ---------- ---------- ----------
 Total real
  estate         1,604,914  1,548,757  1,303,068  1,267,336  1,233,895
 Consumer           54,060     55,251     46,275     45,212     43,964
 Commercial and
  industrial       238,870    224,756    219,062    206,744    205,760
 Agricultural       33,794     17,559     20,429     25,506     24,969
 Other              19,634     20,646     18,160     15,576     16,425
                ---------- ---------- ---------- ---------- ----------
   Total loans
    receivable
    before
    allowance
    for loan
    losses       1,951,272  1,866,969  1,606,994  1,560,374  1,525,013
 Allowance for
  loan losses       36,563     37,075     29,406     28,636     28,112
                ---------- ---------- ---------- ---------- ----------
 Total loans
  receivable,
  net           $1,914,709 $1,829,894 $1,577,588 $1,531,738 $1,496,901
                ========== ========== ========== ========== ==========

 Loans to
  deposits          102.60%    100.66%    100.93%     97.61%     92.82%

 ALLOWANCE FOR
  LOAN LOSSES
 -------------
 Balance,
  beginning of
  period        $   37,075 $   29,406 $   28,636 $   28,112 $   26,934
 Loans charged
  off                2,483        623        486        172         68
 Recoveries of
  loans previously
  charged off        1,267        101         61        149        566
                ---------- ---------- ---------- ---------- ----------
   Net (recov-
    eries) loans
    charged off      1,216        522        425         23       (498)
 Provision for
  loan losses          704      4,809      1,195        547        680
 Allowance for
  loan loss of
  acquired
  institution           --      3,382         --         --         --
                ---------- ---------- ---------- ---------- ----------
 Balance, end
  of period     $   36,563 $   37,075 $   29,406 $   28,636 $   28,112
                ========== ========== ========== ========== ==========

 Net (recoveries)
  charge-offs to
  average loans       0.26%      0.11%      0.11%      0.01%     -0.13%
 Allowance for
  loan losses
  to total loans      1.87%      1.99%      1.83%      1.84%      1.84%

 NON-PERFORMING
    ASSETS
 --------------
 Non-performing
  loans
   Non-accrual
    loans       $   11,772 $   12,033 $    2,952 $    2,572 $   18,964
   Loans past
    due 90 days
    or more            446         --        301        150        105
                ---------- ---------- ---------- ---------- ----------
     Total non-
      performing
      loans         12,218     12,033      3,253      2,722     19,069
                ---------- ---------- ---------- ---------- ----------
 Other non-perf-
  orming assets
   Foreclosed
    assets held
    for sale         5,284      5,097      5,083      4,915        182
   Non-accrual
    investments      3,860         --         --         --         --
   Other non-
    performing
    assets              59         27         15         --          1
                ---------- ---------- ---------- ---------- ----------
     Total other
      non-perf-
      orming
      assets         9,203      5,124      5,098      4,915        183
                ---------- ---------- ---------- ---------- ----------
     Total non-
      performing
      assets    $   21,421 $   17,157 $    8,351 $    7,637 $   19,252
                ========== ========== ========== ========== ==========

 Allowance for
  loan losses to
  non-performing
  loans             299.26%    308.11%    903.97%   1052.02%    147.42%
 Non-performing
  loans to total
  loans               0.63%      0.64%      0.20%      0.17%      1.25%
 Non-performing
  assets to
  total assets        0.82%      0.67%      0.36%      0.34%      0.86%

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                   Three Months Ended
                 -----------------------------------------------------
                        June 30, 2008             March 31, 2008
                 -------------------------   -------------------------
 (Dollars in      Average   Income/  Yield/   Average   Income/  Yield/
  thousands)      Balance    Expense  Rate    Balance    Expense  Rate
 --------------  ----------  -------  ----   ----------  -------  ----
    ASSETS
    ------
 Earning assets
   Interest-
    bearing
    balances due
    from banks   $    5,093  $    37  2.92%  $    5,397  $    55  4.10%
   Federal funds
    sold             19,138       99  2.08%      22,701      166  2.94%
   Investment
    securities -
    taxable         276,903    2,996  4.35%     324,101    3,762  4.67%
   Investment
    securities -
    non-taxable -
    FTE             111,082    1,894  6.86%     109,314    1,826  6.72%
   Loans
    receivable -
    FTE           1,915,404   32,266  6.78%   1,831,338   33,303  7.31%
                 ----------  -------         ----------  -------
     Total
      interest-
      earning
      assets      2,327,620   37,292  6.44%   2,292,851   39,112  6.86%
                             -------                     -------
   Non-earning
    assets          241,757                     257,680
                 ----------                  ----------
     Total
      assets     $2,569,377                  $2,550,531
                 ==========                  ==========

 LIABILITIES AND
  SHAREHOLDERS'
  EQUITY
 ---------------
 Liabilities
   Interest-
    bearing
    liabilities
     Savings and
      interest-
      bearing
      transaction
      accounts   $  698,084  $ 2,766  1.59%  $  650,235  $ 3,405  2.11%
     Time
      deposits      924,671    8,853  3.85%     917,348   10,117  4.44%
                 ----------  -------         ----------  -------
       Total
        interest-
        bearing
        deposits  1,622,755   11,619  2.88%   1,567,583   13,522  3.47%
   Federal funds
    purchased         3,396       20  2.37%       6,578       69  4.22%
   Securities
    sold under
    agreement to
    repurchase      108,589      367  1.36%     117,426      588  2.01%
   FHLB borrowed
    funds           242,809    2,059  3.41%     276,357    2,575  3.75%
   Subordinated
    debentures       47,633      734  6.20%      47,656      811  6.84%
                 ----------  -------         ----------  -------
     Total
      interest-
      bearing
      liabilities 2,025,182   14,799  2.94%   2,015,600   17,565  3.50%
                             -------                     -------
   Non-interest
    bearing
    liabilities
     Non-interest
      bearing
      deposits      242,148                     237,028
     Other
      liabilities    14,493                      15,155
                 ----------                  ----------
       Total
        liabil-
        ities     2,281,823                   2,267,783
 Shareholders'
  equity            287,554                     282,748
                 ----------                  ----------
     Total
      liabilities
      and share-
      holders'
      equity     $2,569,377                  $2,550,531
                 ==========                  ==========
 Net interest
  spread                              3.50%                       3.36%
 Net interest
  income and
  margin - FTE               $22,493  3.89%              $21,547  3.78%
                             =======                     =======

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                   Six Months Ended
                 -----------------------------------------------------
                        June 30, 2008             June 30, 2007
                 -------------------------   -------------------------
 (Dollars in      Average   Income/  Yield/   Average   Income/  Yield/
  thousands)      Balance    Expense  Rate    Balance    Expense  Rate
 --------------  ----------  -------  ----   ----------  -------  ----
    ASSETS
    ------
 Earning assets
   Interest-
    bearing
    balances due
    from banks   $    5,245  $    92  3.53%  $    3,052  $    79  5.22%
   Federal funds
    sold             20,919      265  2.55%      10,502      275  5.28%
   Investment
    securities -
    taxable         300,502    6,758  4.52%      391,401   8,859  4.56%
   Investment
    securities -
    non-taxable -
    FTE             110,198    3,720  6.79%      97,364    3,167  6.56%
   Loans
    receivable -
    FTE           1,873,371   65,569  7.04%   1,478,666   58,181  7.93%
                 ----------  -------         ----------  -------
     Total
      interest-
      earning
      assets      2,310,235   76,404  6.65%   1,980,985   70,561  7.18%
                             -------                     -------
   Non-earning
    assets          249,719                     224,073
                 ----------                  ----------
     Total
      assets     $2,559,954                  $2,205,058
                 ==========                  ==========

 LIABILITIES AND
  SHAREHOLDERS'
  EQUITY
 ---------------
 Liabilities
   Interest-
    bearing
    liabilities
     Savings and
      interest-
      bearing
      transaction
      accounts   $  674,159  $ 6,171  1.84%  $  603,845  $ 8,982  3.00%
     Time
      deposits      921,009   18,970  4.14%     800,778   19,242  4.85%
                 ----------  -------         ----------  -------
       Total
        interest-
        bearing
        deposits  1,595,168   25,141  3.17%   1,404,623   28,224  4.05%
   Federal funds
    purchased         4,987       89  3.59%      16,896      452  5.39%
   Securities
    sold under
    agreement to
    repurchase      113,007      955  1.70%     117,693    2,505  4.29%
   FHLB borrowed
    funds           259,583    4,634  3.59%     155,927    3,844  4.97%
   Subordinated
    debentures       47,645    1,545  6.52%      44,642    1,496  6.76%
                 ----------  -------         ----------  -------
     Total
      interest-
      bearing
      liabilities 2,020,390   32,364  3.22%   1,739,781   36,521  4.23%
                             -------                     -------
   Non-interest
    bearing
    liabilities
     Non-interest
      bearing
      deposits      239,588                     217,453
     Other
      liabilities    14,825                      12,345
                 ----------                  ----------
       Total
        liabil-
        ities     2,274,803                   1,969,579
 Shareholders'
  equity            285,151                     235,479
                 ----------                  ----------
     Total
      liabilities
      and share-
      holders'
      equity     $2,559,954                  $2,205,058
                 ==========                  ==========
 Net interest
  spread                              3.43%                       2.95%
 Net interest
  income and
  margin - FTE               $44,040  3.83%              $34,040  3.47%
                             =======                     =======

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770